LMP Money Market Trust


09-Apr-07
"PFPC, Inc."
301 Bellevue Parkway
"Wilmington, DE 19809"
Re:	Transfer Agency and Services Agreement
Ladies and Gentlemen:
       Reference is made to the Transfer Agency and
"Services Agreement (as amended to date, the "
"Agreement), dated as of January 1, 2006, by and "
"among PFPC, Inc., a Massachusetts corporation, and "
each investment company identified as an Old
"Fund on Exhibit A hereto (each, a Fund and, "
"collectively, the Funds) on behalf of each of "
its series identified as Old Portfolios on
"Exhibit A hereto (each, a Portfolio and, "
"collectively, the Portfolios)."
       In connection with a restructuring of the
complex of which the Funds and Portfolios are a
"part, as of the close of business on April 13, "
"2007 or April 27, 2007, as indicated on Exhibit A "
"hereto (each, a Closing Date), many of the Funds "
and Portfolios will be reorganized as set forth on
"Exhibit A hereto.  Additionally, as indicated on "
"Exhibit A, several Funds and Portfolios have "
recently ceased or shall cease operations
following fund combinations (or otherwise) on the
"date indicated on Exhibit A hereto (each, a "
Termination Date).
"       On each applicable Closing Date, (i) each "
investment company identified as a New Fund shall become a Fund party to the Agreement on behalf of each of its series identified on Exhibit
A as a New Portfolio and shall assume all of the rights and obligations under the Agreement of the corresponding Old Fund with respect to each "applicable Old Portfolio (or, if such Old Fund has "
"no Old Portfolios, with respect to the Old Fund "
"itself), (ii) each such New Portfolio shall be " deemed a Portfolio within the meaning of the "Agreement, and (iii) each Old Portfolio shall " cease be deemed to be a Portfolio under the Agreement. As of each applicable Termination
"Date, each Old Portfolio indicated on Exhibit A " hereto as terminating operations shall cease to be deemed a Portfolio under the Agreement.
       As of the date on which an Old Fund has no "further rights or obligations under the Agreement, " by virtue of (i) all of the rights and obligations
"of its Old Portfolios (or, if such Old Fund has no "
"Old Portfolios, the Old Fund itself) having been " assumed by one or more New Funds and/or (ii) its "Old Portfolios (or, if such Old Fund has no Old "
"Portfolios, the Old Fund itself) having ceased "
"operations, such Old Fund shall cease to be a " party to the Agreement and shall have no rights or obligations thereunder.
       Except to the extent expressly set forth
"herein, this letter shall not be deemed to " otherwise amend or modify any term of the Agreement.

       Please sign below to evidence your consent
and agreement to the above.
EACH MANAGEMENT
INVESTMENT COMPANY
IDENTIFIED ON
EXHIBIT A HERETO AS
AN OLD FUND
OR A NEW FUND
By:

Name:
Title:

Consented and Agreed to:

"PFPC, INC."

By:
Name:	Peter L. Tenggren
Title:	Senior Vice President
	and Managing Director



Exhibit A

FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Old Fund
Old Portfolio
Restructur
"ing, Fund "
Combinatio
n or Other
Cessation
of
Operations
New Fund
New Portfolio
Closing
Date or
Termination
Date
(as
applicable)






Legg Mason Partners
Adjustable Rate
Income Fund (f/k/a SB
Adjustable Rate
Income Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Adjustable Rate
Income Fund
04/13/2007
Legg Mason Partners
Aggressive Growth
"Fund, Inc. (f/k/a "
Smith Barney
Aggressive Growth
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Aggressive Growth
Fund
04/13/2007
Legg Mason Partners
"Lifestyle Series, "
Inc. (f/k/a Smith
Barney Allocation
Series Inc.)
Legg Mason Partners
Lifestyle Allocation
50% (f/k/a Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 50%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
30% (f/k/a
Conservative
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 30%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
70% (f/k/a Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 70%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
85% (f/k/a High
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 85%
04/13/2007

Legg Mason Partners
Lifestyle Allocation
100%
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle
Allocation 100%
04/13/2007

Legg Mason Partners
Lifestyle Income Fund
(f/k/a Income
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Lifestyle Income
Fund
04/13/2007

Legg Mason Partners
Variable Lifestyle
Allocation 50% (f/k/a
Select Balanced
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 50%
04/27/2007

Legg Mason Partners
Variable Lifestyle
Allocation 70% (f/k/a
Select Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 70%
04/27/2007

Legg Mason Partners
Variable Lifestyle
Allocation 85% (f/k/a
Select High Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Lifestyle
Allocation 85%
04/27/2007
Legg Mason Partners
"Appreciation Fund, "
Inc. (f/k/a Smith
Barney Appreciation
Fund Inc.)

n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Appreciation Fund
04/13/2007
Legg Mason Partners
Arizona Municipals
"Fund, Inc. (f/k/a "
Smith Barney Arizona
Municipals Fund Inc.)
n/a
Combinatio
n

(acquired
by Legg
Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007
Legg Mason Partners
California Municipals
"Fund, Inc. (f/k/a "
Smith Barney
California Municipals
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
California
Municipals Fund
04/13/2007
Legg Mason Partners
Equity Funds (f/k/a
Smith Barney Equity
Funds)
Legg Mason Partners
Social Awareness Fund
(f/k/a Smith Barney
Social Awareness
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Social Awareness
Fund
04/13/2007
Legg Mason Partners
Fundamental Value
"Fund, Inc. (f/k/a "
Smith Barney
Fundamental Value
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Fundamental Value
Fund
04/13/2007
Legg Mason Partners
"Funds, Inc. (f/k/a "
"Smith Barney Funds, "
Inc.)
Legg Mason Partners
Large Cap Value Fund
(f/k/a Smith Barney
Large Cap Value Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Investors
Value
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
U.S. Government
Securities Fund
(f/k/a Smith Barney
U.S. Government
Securities Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Government
Securities
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Short-Term Investment
Grade Bond Fund
(f/k/a Smith Barney
Short-Term Investment
Grade Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short-Term
Investment Grade
Bond Fund
04/13/2007
Legg Mason Partners
Income Funds (f/k/a
Smith Barney Income
Funds)
Legg Mason Partners
Dividend and Income
Fund (f/k/a Smith
Barney Dividend and
Income Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Capital
and Income
Fund)
n/a
n/a
12/01/2006

Legg Mason Partners
Convertible Fund
(f/k/a SB Convertible
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Convertible Fund
04/13/2007

Legg Mason Partners
Diversified Strategic
Income Fund (f/k/a
Smith Barney
Diversified Strategic
Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Diversified
Strategic Income
Fund
04/13/2007

Legg Mason Partners
Exchange Reserve Fund
(f/k/a Smith Barney
Exchange Reserve
Fund)
Combinatio
n

(acquired
by Smith
Barney
Money
Funds Cash
Portfolio)
n/a
n/a
03/16/2007

Legg Mason Partners
High Income Fund
(f/k/a Smith Barney
High Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
High Income Fund
04/13/2007

Legg Mason Partners
Municipal High Income
Fund (f/k/a Smith
Barney Municipal High
Income Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Municipal High
Income Fund
04/13/2007

Legg Mason Partners
Capital and Income
Fund (f/k/a SB
Capital and Income
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital and Income
Fund
04/13/2007

Legg Mason Partners
Core Bond Fund (f/k/a
Smith Barney Total
Return Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Bond Fund
04/13/2007
Smith Barney
Institutional Cash
Management Fund Inc.
Cash Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional Money
Market Fund
04/13/2007

Government Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Government Money
Market Fund
04/13/2007

Municipal Portfolio
Restructur
ing
Legg Mason Partners
Institutional Trust
Western Asset
Institutional
Municipal Money
Market Fund
04/13/2007
Legg Mason Partners
"Investment Funds, "
Inc. (f/k/a Smith
Barney Investment
Funds Inc.)
Legg Mason Partners
Investment Grade Bond
Fund (f/k/a Smith
Barney Investment
Grade Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Investment Grade
Bond Fund
04/13/2007

Legg Mason Partners
Multiple Discipline
Funds Balanced All
Cap Growth and Value
(f/k/a Smith Barney
Multiple Discipline
Funds Balanced All
Cap Growth and Value
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Capital
and Income
Fund)
n/a
n/a
12/01/2006

Legg Mason Partners
Multiple Discipline
Funds Large Cap
Growth and Value
(f/k/a Smith Barney
Multiple Discipline
Funds Large Cap
Growth and Value
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Multiple Discipline
Funds All Cap Growth
and Value (f/k/a
Smith Barney Multiple
Discipline Funds All
Cap Growth and Value
Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
All Cap Fund

04/13/2007

Legg Mason Partners
Multiple Discipline
Funds Global All Cap
Growth and Value
(f/k/a Smith Barney
Multiple Discipline
Funds Global All Cap
Growth and Value
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Multiple Discipline
Funds All Cap and
International (f/k/a
Smith Barney Multiple
Discipline Funds All
Cap and International
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Government Securities
Fund (f/k/a Smith
Barney Government
Securities Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Government
Securities Fund
04/13/2007

Legg Mason Partners
Hansberger Global
Value Fund (f/k/a
Smith Barney
Hansberger Global
Value Fund)
Ceased
Operations
n/a
n/a
06-Dec

Legg Mason Partners
Real Return Strategy
Fund (f/k/a Smith
Barney Real Return
Strategy Fund)
Ceased
Operations
n/a
n/a
06-Dec

Legg Mason Partners
Small Cap Growth Fund
(f/k/a Smith Barney
Small Cap Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Small Cap
Growth
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Small Cap Value Fund
(f/k/a Smith Barney
Small Cap Value Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Value
Fund

04/13/2007
Legg Mason Partners
Investment Series
(f/k/a Smith Barney
Investment Series)
Legg Mason Partners
International Fund
(f/k/a Smith Barney
International Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Global
Equity
Fund)
n/a
n/a
12/01/2006

Legg Mason Partners
Dividend Strategy
Fund (f/k/a Smith
Barney Dividend
Strategy Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Dividend Strategy
Fund
04/13/2007

Legg Mason Partners
Growth and Income
Fund (f/k/a SB Growth
and Income Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Multiple
Discipline
Funds All
Cap Growth
and Value)
n/a
n/a
02/02/2007

Legg Mason Partners
Variable Premier
Selections All Cap
Growth Portfolio
(f/k/a Smith Barney
Premier Selections
All Cap Growth
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Investment
Series Legg Mason
Partners Variable
Growth and Income
Portfolio (f/k/a
Smith Barney Growth
and Income Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Appreciati
on
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Government
Portfolio (f/k/a SB
Government Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Government
Portfolio
04/27/2007

Legg Mason Partners
Variable Dividend
Strategy Portfolio
(f/k/a Smith Barney
Dividend Strategy
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Dividend
Strategy Portfolio
04/27/2007
Legg Mason Partners
Investment Trust
(f/k/a Smith Barney
Investment Trust)
Legg Mason Partners
Intermediate Maturity
California Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity California
Municipals Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate
Maturity California
Municipals Fund
04/13/2007

Legg Mason Partners
Intermediate Maturity
New York Municipals
Fund (f/k/a Smith
Barney Intermediate
Maturity New York
Municipals Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate
Maturity New York
Municipals Fund
04/13/2007

Legg Mason Partners
Large Cap Growth Fund
(f/k/a Smith Barney
Large Capitalization
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Large Cap Growth
Fund
04/13/2007

Legg Mason Partners
S&P 500 Index Fund
(f/k/a Smith Barney
S&P 500 Index Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
S&P 500 Index Fund
04/13/2007

Legg Mason Partners
Mid Cap Core Fund
(f/k/a Smith Barney
Mid Cap Core Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Mid Cap Core Fund
04/13/2007

Legg Mason Partners
Classic Values Fund
(f/k/a Smith Barney
Classic Values Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Classic Values Fund
04/13/2007
Legg Mason Partners
"Core Plus Bond Fund, "
Inc. (f/k/a Smith
Barney Core Plus Bond
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Core Plus Bond Fund
04/13/2007
Legg Mason Partners
Managed Municipals
"Fund, Inc. (f/k/a "
Smith Barney Managed
Municipals Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Managed Municipals
Fund
04/13/2007
Legg Mason Partners
Massachusetts
Municipals Fund
(f/k/a Smith Barney
Massachusetts
Municipals Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Massachusetts
Municipals Fund
04/13/2007
Smith Barney Money
"Funds, Inc."
Cash Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset Money
Market Fund
04/13/2007

Government Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Government Money
Market Fund
04/13/2007
Legg Mason Partners
Variable Portfolios
IV (f/k/a Smith
Barney Multiple
Discipline Trust)
Legg Mason Partners
Variable Multiple
Discipline Portfolio
All Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio All Cap
Growth and Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Large Cap Growth and
Value (f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio Large Cap
Growth and Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Global All Cap Growth
and Value (f/k/a
Multiple Discipline
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Multiple
Discipline
Portfolio Global
All Cap Growth and
Value
04/27/2007

Legg Mason Partners
Variable Multiple
Discipline Portfolio
Balanced All Cap
Growth and Value
(f/k/a Multiple
Discipline Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Capital
and Income
Portfolio
04/27/2007
Smith Barney
Municipal Money
"Market Fund, Inc."
n/a
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Municipal Money
Market Fund
04/13/2007
Legg Mason Partners
Municipal Funds
(f/k/a Smith Barney
Muni Funds)
California Money
Market Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
California
Municipal Money
Market Fund
04/13/2007

Legg Mason Partners
Florida Municipals
Fund (f/k/a Florida
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Georgia Municipals
Fund (f/k/a Georgia
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Legg Mason Partners
Intermediate-Term
Municipals
Fund (f/k/a Limited
Term Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Intermediate-Term
Municipals Fund
04/13/2007

Legg Mason Partners
National Municipals
Fund (f/k/a National
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
02/02/2007

Massachusetts Money
Market Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset
Massachusetts
Municipal Money
Market Fund
04/13/2007

New York Money Market
Portfolio
Restructur
ing
Legg Mason Partners
Money Market Trust
Western Asset New
York Municipal
Money Market Fund
04/13/2007

Legg Mason Partners
New York Municipals
Fund (f/k/a New York
Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
New York Municipals
Fund
04/13/2007

Legg Mason Partners
Pennsylvania
Municipals Fund
(f/k/a Pennsylvania
Portfolio)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Pennsylvania
Municipals Fund
04/13/2007
Legg Mason Partners
New Jersey Municipals
"Fund, Inc. (f/k/a "
Smith Barney New
Jersey Municipals
Fund Inc.)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
New Jersey
Municipals Fund
04/13/2007
Legg Mason Partners
Oregon Municipals
Fund (f/k/a Smith
Barney Oregon
Municipals Fund)
n/a
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Oregon Municipals
Fund
04/13/2007
Legg Mason Partners
"Sector Series, Inc. "
(f/k/a Smith Barney
Sector Series Inc.)
Legg Mason Partners
Financial Services
Fund (f/k/a Smith
Barney Financial
Services Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Financial Services
Fund
04/13/2007

Legg Mason Partners
Health Sciences Fund
(f/k/a Smith Barney
Health Sciences Fund)
Combinatio
n

(acquired
by Legg
Mason
Aggressive
Growth
Fund)
n/a
n/a
12/01/2006

Legg Mason Partners
Technology Fund
(f/k/a Smith Barney
Technology Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Large Cap
Growth
Fund)
n/a
n/a
02/02/2007
Legg Mason Partners
"Small Cap Core Fund, "
Inc. (f/k/a Smith
Barney Small Cap Core
"Fund, Inc.)"
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Core Fund
04/13/2007
Legg Mason Partners
"World Funds, Inc. "
(f/k/a Smith Barney
World Funds)
Legg Mason Partners
Inflation Management
Fund (f/k/a Smith
Barney Inflation
Management Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Inflation
Management Fund
04/13/2007

Legg Mason Partners
International All Cap
Opportunity Fund
(f/k/a International
All Cap Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Variable
International All
Cap Opportunity
Fund
04/13/2007
Legg Mason Partners
Variable Portfolios
II (f/k/a Greenwich
Street Series Fund)
Legg Mason Partners
Variable Appreciation
Portfolio (f/k/a
Appreciation
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Appreciation
Portfolio
04/27/2007

Legg Mason Partners
Variable Capital and
Income Portfolio
(f/k/a Capital and
Income Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced
All Cap
Growth and
Value)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Diversified
Strategic Income
Portfolio (f/k/a
Diversified Strategic
Income Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable
Diversified
Strategic Income
Portfolio
04/27/2007

Legg Mason Partners
Variable Aggressive
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Aggressive Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Aggressive
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Equity Index
Portfolio (f/k/a
Equity Index
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Equity
Index Portfolio
04/27/2007

Legg Mason Partners
Variable Growth and
Income Portfolio
(f/k/a Salomon
Brothers Variable
Growth & Income Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Appreciati
on
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Fundamental
Value Portfolio
(f/k/a Fundamental
Value Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable
Fundamental Value
Portfolio
04/27/2007
Legg Mason Partners
Variable Portfolios
"III, Inc. (f/k/a "
Travelers Series Fund
Inc. )

Legg Mason Partners
Variable Aggressive
Growth Portfolio
(f/k/a Smith Barney
Aggressive Growth
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Aggressive
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable High Income
Portfolio (f/k/a
Smith Barney High
Income Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable High
Income Portfolio
04/27/2007

Legg Mason Partners
Variable
International All Cap
Growth Portfolio
(f/k/a Smith Barney
International All Cap
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
International All
Cap Opportunity
Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Growth Portfolio
(f/k/a Smith Barney
Large Capitalization
Growth Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Large Cap
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Value Portfolio
(f/k/a Smith Barney
Large Cap Value
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Investors
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Mid Cap Core
Portfolio (f/k/a
Smith Barney Mid Cap
Core Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Mid Cap
Core Portfolio
04/27/2007

Legg Mason Partners
Variable Money Market
Portfolio (f/k/a
Smith Barney Money
Market Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Money
Market Portfolio
04/27/2007

Legg Mason Partners
Variable Social
Awareness Stock
Portfolio (f/k/a
Social Awareness
Stock Portfolio)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Social
Awareness Portfolio
04/27/2007

Legg Mason Partners
Variable Adjustable
Rate Income Portfolio
(f/k/a SB Adjustable
Rate Income
Portfolio)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Adjustable
Rate Income
Portfolio
04/27/2007
Legg Mason Partners
"Equity Fund, Inc. "
(f/k/a The Salomon
Brothers Fund Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Equity Fund
04/13/2007
Legg Mason Partners
"Investors Value Fund, "
Inc. (f/k/a Salomon
Brothers Investors
Value Fund Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Investors Value
Fund
04/13/2007
Legg Mason Partners
"Capital Fund, Inc. "
(f/k/a Salomon
Brothers Capital Fund
Inc)
n/a
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Capital Fund
04/13/2007
Legg Mason Partners
"Series Funds, Inc. "
(f/k/a Salomon
Brothers Series Funds
Inc.)
Legg Mason Partners
Balanced Fund (f/k/a
Salomon Brothers
Balanced Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Capital
and Income
Fund)
n/a
n/a
03/16/2007

Salomon Brothers Cash
Management Fund
Ceased
Operations
n/a
n/a
08/18/2006

Legg Mason Partners
Global High Yield
Bond Fund (f/k/a
Salomon Brothers High
Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Global High Yield
Bond Fund
04/13/2007

Salomon Brothers
Institutional Money
Market Fund
Ceased
Operations
n/a
n/a
10/06/2006

Salomon Brothers
Large Cap Growth Fund
Ceased
Operations
n/a
n/a
02/03/2006

Legg Mason Partners
New York Municipal
Money Market Fund
(f/k/a Salomon
Brothers NY Municipal
Money Mkt Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Municipal
Funds -
New York
Money
Market
Portfolio)
n/a
n/a
03/02/2007

Legg Mason Partners
Small Cap Growth Fund
I (f/k/a Salomon
Brothers Small Cap
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Small Cap Growth
Fund
04/13/2007

Legg Mason Partners
Strategic Bond Fund
(f/k/a Salomon
Brothers Strategic
Bond Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Diversifie
d
Strategic
Income
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Short/Intermediate
U.S. Government Fund
(f/k/a Salomon
Brothers
Short/Intermediate US
Government Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short/Intermediate
U.S. Government
Fund
04/13/2007

Salomon Brothers All
Cap Value Fund
Liquidated
n/a
n/a
02/03/2006
Western Asset Funds
"II, Inc. (f/k/a "
Salomon Brothers
Institutional Series
Funds Inc.)

Western Asset Global
High Yield Bond
Portfolio (f/k/a
Salomon Brothers
Institutional High
Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Western Asset
Global High Yield
Bond Portfolio
04/13/2007

Western Asset
Emerging Market Debt
Portfolio (f/k/a
Salomon Brothers
Institutional
Emerging Markets Debt
Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Western Asset
Emerging Markets
Debt Portfolio
04/13/2007
Legg Mason Partners
Variable Portfolios
"I, Inc. (f/k/a "
Salomon Brothers
Variable Series Funds
Inc.)

Legg Mason Partners
Variable All Cap
Portfolio (f/k/a
Salomon Brothers
Variable All Cap
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Fundamenta
l Value
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Global High
Yield Bond Portfolio
(f/k/a Salomon
Brothers Variable
High Yield Bond Fund)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Global
High Yield Bond
Portfolio
04/27/2007

Legg Mason Partners
Variable Investors
Portfolio (f/k/a
Salomon Brothers
Variable Investors
Fund)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Investors
Portfolio
04/27/2007

Legg Mason Partners
Variable Large Cap
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Large Cap Growth
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Large Cap
Growth
Portfolio)
n/a
n/a
04/27/2007

Legg Mason Partners
Variable Small Cap
Growth Portfolio
(f/k/a Salomon
Brothers Variable
Small Cap Growth
Fund)
Restructur
ing
Legg Mason Partners
Variable Equity
Trust
Legg Mason Partners
Variable Small Cap
Growth Portfolio
04/27/2007

Legg Mason Partners
Variable Strategic
Bond Portfolio (f/k/a
Salomon Brothers
Variable Strategic
Bond Fund)
Restructur
ing
Legg Mason Partners
Variable Income
Trust
Legg Mason Partners
Variable Strategic
Bond Portfolio
04/27/2007

Legg Mason Partners
Variable Total Return
Portfolio (f/k/a
Salomon Brothers
Variable Total Return
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Multiple
Discipline
Portfolio
Balanced
All Cap
Growth and
Value)
n/a
n/a
04/27/2007
CitiFunds Trust I
Legg Mason Partners
Emerging Markets
Equity Fund (f/k/a
Smith Barney Emerging
Markets Equity Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Emerging Markets
Equity Fund
04/13/2007
Legg Mason Partners
Trust II (f/k/a Smith
Barney Trust II)

Legg Mason Partners
Capital Preservation
Fund (f/k/a Smith
Barney Capital
Preservation Fund)
Not
Restructur
ing
n/a
n/a
n/a

Legg Mason Partners
Capital Preservation
Fund II (f/k/a Smith
Barney Capital
Preservation Fund II)
Not
Restructur
ing
n/a
n/a
n/a

Legg Mason Partners
Diversified Large Cap
Growth Fund (f/k/a
Smith Barney
Diversified Large Cap
Growth Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Diversified Large
Cap Growth Fund
04/13/2007

Legg Mason Partners
Global Equity Fund
(f/k/a Smith Barney
International Large
Cap Fund)
Restructur
ing
Legg Mason Partners
Equity Trust
Legg Mason Partners
Global Equity Fund
04/13/2007

Legg Mason Partners
Small Cap Growth
Opportunities Fund
(f/k/a Smith Barney
Small Cap Growth
Opportunities Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Small Cap
Growth
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Short Duration
Municipal Income Fund
(f/k/a Smith Barney
Short Duration
Municipal Income
Fund)
Restructur
ing
Legg Mason Partners
Income Trust
Legg Mason Partners
Short Duration
Municipal Income
Fund
04/13/2007
CitiFunds Trust III
Citi Cash Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Cash Reserves
04/13/2007

Citi U.S. Treasury
Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi U.S. Treasury
Reserves
04/13/2007

Citi California Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi California Tax
Free Reserves
04/13/2007

Citi Connecticut Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Connecticut
Tax Free Reserves
04/13/2007

Citi New York Tax
Free Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi New York Tax
Free Reserves
04/13/2007

Citi Tax Free
Reserves
Restructur
ing
Legg Mason Partners
Money Market Trust
Citi Tax Free
Reserves
04/13/2007
CitiFunds
Institutional Trust

Citi Institutional
Liquid Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Liquid Reserves
04/13/2007

Citi Institutional
Cash Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Cash Reserves
04/13/2007

Citi Institutional
U.S. Treasury
Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
U.S. Treasury
Reserves
04/13/2007

Citi Institutional
Tax Free Reserves
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Tax Free Reserves
04/13/2007

Citi Institutional
Enhanced Income Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
Citi Institutional
Enhanced Income
Fund
04/13/2007

SMASh Series M Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series M Fund
04/13/2007

SMASh Series C Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series C Fund
04/13/2007

SMASh Series EC Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series EC
Fund
04/13/2007

SMASh Series MEC Fund
Restructur
ing
Legg Mason Partners
Institutional Trust
SMASh Series MEC
Fund
04/13/2007
Legg Mason Partners
Funds Trust (f/k/a
Salomon Funds Trust)
Legg Mason Partners
National Tax Free
Bond Fund (f/k/a
Salomon Brothers
National Tax Free
Bond Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Managed
Municipals
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
California Tax Free
Bond Fund (f/k/a
Salomon Brothers
California Tax Free
Bond Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
California
Municipals
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
New York Tax Free
Bond Fund (f/k/a
Salomon Brothers New
York Tax Free Bond
Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
New York
Municipals
Fund)
n/a
n/a
03/02/2007

Legg Mason Partners
Mid Cap Fund (f/k/a
Salomon Brothers Mid
Cap Fund)
Combinatio
n

(acquired
by Legg
Mason
Partners
Capital
Fund)
n/a
n/a
12/01/2006
Legg Mason Partners
Variable Portfolios V
(f/k/a Variable
Annuity Portfolios)

Legg Mason Partners
Variable Small Cap
Growth Opportunities
Portfolio (f/k/a
Smith Barney Small
Cap Growth
Opportunities
Portfolio)
Combinatio
n

(acquired
by Legg
Mason
Partners
Variable
Small Cap
Growth
Portfolio)
n/a
n/a
04/27/2007

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BUSDOCS/1632320.2